UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 18) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 Spirit Airlines, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11 ☐ Fee paid previously with preliminary materials.

On June 29, 2022, Spirit published the following ad in the New York Times and Sun Sentinel newspapers.